Exhibit 99.3

PRO FORMA FINANCIAL INFORMATION

The following unaudited pro forma condensed combined financial information is based on the historical financial statements of Valley National Bancorp (“Valley”) and Bank Leumi le-Israel Corporation, a New York corporation (“Bank Leumi USA”), after giving effect to the merger of Volcano Merger Sub Corporation, a New York corporation and subsidiary of Valley, with and into Bank Leumi USA (the “Merger”). The unaudited pro forma condensed combined balance sheet gives effect to the Merger as if the Merger had occurred on March 31, 2022. The unaudited pro forma condensed combined income statements for the three months ended March 31, 2022 and for the year ended December 31, 2021 give effect to the Merger as if the Merger had occurred at the beginning of the periods presented.

The unaudited pro forma adjustments are based upon currently available information and certain assumptions that Valley’s management believes are reasonable. Assumptions underlying the pro forma adjustments are described in the accompanying notes, which should be read in conjunction with the unaudited pro forma condensed combined financial information. The fair values are estimates as of the date hereof and actual amounts are still in the process of being finalized. Accordingly, the actual adjustments that will appear in Valley’s financial statements may differ from these pro forma adjustments, and those differences may be material.

The unaudited pro forma condensed combined financial information included herein is presented for informational purposes only and is not intended to present or be indicative of what the results of operations or financial position would have been had the events actually occurred on the dates indicated, nor is it meant to be indicative of future results of operations or financial position for any future period or as of any future date. The unaudited pro forma condensed combined financial information does not give effect to the potential impact of current financial conditions, or any anticipated revenue enhancements, cost savings or operating synergies that may result from the Merger.

VALLEY NATIONAL BANCORP

CONSOLIDATED PRO FORMA STATEMENTS OF FINANCIAL CONDITION (Unaudited)

(in thousands)

	March 31, 2022
	Valley Historical	Bank Leumi USA Historical	Transaction Accounting Adjustments		Unaudited Pro Forma
Assets
Cash and interest bearing deposits with banks	$730,920	$443,588	$(113,374)	A	$1,061,134
Investment securities	4,134,748	1,378,855	(60,062)	B	5,453,541
Loans held for sale, at fair value	77,632	—	—		77,632
Loans	35,364,405	6,001,052	(86,506)	C	41,278,951
Less: Allowance for loan losses	(362,510)	(60,365)	(36,652)	D	(459,527)

Net loans	35,001,895	5,940,687	(123,158)		40,819,424

Lease right of use assets	258,512	78,602	(34,570)	E	302,544
Goodwill	1,468,354	4,550	366,397	F	1,839,301
Other intangible assets, net	74,884	—	187,460	G	262,344
Other assets	1,804,512	356,062	3,886	H	2,164,460

Total Assets	$43,551,457	$8,202,344	$226,579		$51,980,380

Liabilities
Deposits:
Non-interest bearing	$11,947,001	$4,498,838	$—		$16,445,839
Interest bearing	23,700,335	2,530,892	266	I	26,231,493

Total deposits	35,647,336	7,029,730	266		42,677,332

Borrowings	1,949,823	103,794	138	J	2,053,755
Lease liabilities	282,437	94,342	(14,561)	K	362,218
Other liabilities	575,477	107,864	20,055	L	703,396

Total Liabilities	38,455,073	7,335,730	5,898		45,796,701

Shareholders’ Equity
Preferred equity	209,691	—	—		209,691
Common equity	4,886,693	866,614	220,681	M	5,973,988

Total Shareholders’ Equity	5,096,384	866,614	220,681		6,183,679

Total Liabilities and Shareholders’ Equity	$43,551,457	$8,202,344	$226,579		$51,980,380

See accompanying Notes to Unaudited Pro Forma Condensed Combined Financial Statements

VALLEY NATIONAL BANCORP

CONSOLIDATED PRO FORMA STATEMENTS OF INCOME (Unaudited)

(in thousands, except for share data)

	For the Three Months Ended March 31, 2022
	Valley Historical	Bank Leumi USA Historical	Transaction Accounting Adjustments		Unaudited Pro Forma
Interest Income
Interest and fees on loans	$317,365	$56,040	$6,220	A	$379,625
Interest and dividends on investment securities	22,632	8,516	1,509	B	32,657
Other interest income	461	185	—		646

Total interest income	340,458	64,741	7,729		412,928

Interest Expense
Interest on deposits	12,458	1,374	(20)	C	13,812
Interest on borrowings	10,331	359	(35)	D	10,655

Total interest expense	22,789	1,733	(55)		24,467

Net Interest Income	317,669	63,008	7,784		388,461
Provision for credit losses	3,557	2,824	—	E	6,381

Net Interest Income After Provision for Credit Losses	314,112	60,184	7,784		382,080

Non-Interest Income
Trust, investment services and brokerage fees	5,131	7,088	—		12,219
Insurance commissions	1,859	—	—		1,859
Service charges on deposit accounts	6,212	3,907	—		10,119
Gains on sales of loans, net	986	—	—		986
Other	25,082	10,495	574	F	36,151

Total non-interest income	39,270	21,490	574		61,334

Non-Interest Expense
Salary and employee benefits expense	107,733	29,308	—		137,041
Net occupancy and equipment expense	36,806	7,868	(558)	G	44,116
FDIC insurance assessment	4,158	625	—		4,783
Amortization of other intangible assets	4,437	—	8,036	H	12,473
Amortization of tax credit investments	2,896	—	—		2,896
Other	41,310	13,344	—		54,654

Total non-interest expense	197,340	51,145	7,478		255,963

Income Before Income Taxes	156,042	30,529	880		187,451
Income tax expense	39,314	9,546	247	I	49,107

Net Income	$116,728	$20,983	$633		$138,344
Dividends on preferred stock	3,172	—	—		3,172
Net income attributable to non-controlling interest	—	7	(7)		—

Net Income Available to Common Shareholders	$113,556	$20,976	$640		$135,172

Earnings Per Common Share:
Basic	$0.27	$0.94			$0.27
Diluted	$0.27	$0.91			$0.27
Weighted Average Number of Common Shares Outstanding:
Basic	421,573,843	22,317,655	84,862,883	J	506,436,726
Diluted	423,506,550	22,993,845	85,921,715		509,428,265

See accompanying Notes to Unaudited Pro Forma Condensed Combined Financial Statements

VALLEY NATIONAL BANCORP

CONSOLIDATED PRO FORMA STATEMENTS OF INCOME (Unaudited)

(in thousands, except for share data)

	For the Year Ended December 31, 2021
	Valley Historical	Bank Leumi USA Historical	Transaction Accounting Adjustments		Unaudited Pro Forma
Interest Income
Interest and fees on loans	$1,257,389	$213,521	$24,882	A	$1,495,792
Interest and dividends on investment securities	75,099	36,204	(1,996)	B	109,307
Other interest income	1,738	581	—		2,319

Total interest income	1,334,226	250,306	22,886		1,607,418

Interest Expense					—
Interest on deposits	67,973	6,597	(319)	C	74,251
Interest on borrowings	56,352	1,948	(2,515)	D	55,785

Total interest expense	124,325	8,545	(2,834)		130,036

Net Interest Income	1,209,901	241,761	25,720		1,477,382
Provision for credit losses	32,633	6,222	42,408	E	81,263

Net Interest Income After Provision for Credit Losses	1,177,268	235,539	(16,688)		1,396,119

Non-Interest Income
Trust, investment services and brokerage fees	14,910	28,156	—		43,066
Insurance commissions	7,810	—	—		7,810
Service charges on deposit accounts	21,424	15,286	—		36,710
Gains on sales of loans, net	26,669	—	—		26,669
Other	84,200	18,749	2,033	F	104,982

Total non-interest income	155,013	62,191	2,033		219,237

Non-Interest Expense					—
Salary and employee benefits expense	375,865	117,555	—		493,420
Net occupancy and equipment expense	132,098	31,132	(128)	G	163,102
FDIC insurance assessment	14,183	2,638	—		16,821
Amortization of other intangible assets	21,827	—	31,812	H	53,639
Amortization of tax credit investments	10,910	—	—		10,910
Other	136,659	40,749	—		177,408

Total non-interest expense	691,542	192,074	31,684		915,300

Income Before Income Taxes	640,739	105,656	(46,339)		700,056
Income tax expense	166,899	26,440	(12,975)	I	180,364

Net Income	473,840	79,216	(33,364)		519,692
Dividends on preferred stock	12,688	—	—		12,688
Net income attributable to non-controlling interest	—	36	(36)		—

Net Income Available to Common Shareholders	$461,152	$79,180	$(33,328)		$507,004

Earnings Per Common Share:
Basic	$1.13	$3.55			$1.03
Diluted	$1.12	$3.44			$1.02
Weighted Average Number of Common Shares Outstanding:
Basic	407,455,379	22,317,655	84,862,883	J	492,318,262
Diluted	410,018,328	22,993,845	85,808,995		495,827,323

See accompanying Notes to Unaudited Pro Forma Condensed Combined Financial Statements

NOTES TO UNAUDITED PRO FORMA COMBINED FINANCIAL STATEMENTS

1. BASIS OF PRESENTATION

The accompanying pro forma condensed combined financial statements and related notes were prepared in accordance with Article 11 of Regulation S-X. The unaudited pro forma condensed combined income statements for the three months ended March 31, 2022 combine the historical income statements of Valley and Bank Leumi USA, giving effect to the Merger as if it had been completed on January 1, 2022, and the unaudited pro forma condensed combined income statements for the year ended December 31, 2021 combine the historical income statements of Valley and Bank Leumi USA, giving effect to the Merger as if it had been completed on January 1, 2021. The accompanying unaudited pro forma condensed combined balance sheet as of March 31, 2022 combines the historical balance sheets of Valley and Bank Leumi USA, giving effect to the Merger as if it had been completed on March 31, 2022.

The accompanying unaudited pro forma condensed combined financial statements and related notes have been prepared to illustrate the effects of the Merger under the acquisition method of accounting with Valley treated as the acquirer. As of the effective time of such acquisition, the assets and liabilities of Bank Leumi USA were recorded by Valley at their respective fair values, and the excess of the merger consideration over the fair value of Bank Leumi USA’s net assets was allocated to goodwill. The unaudited pro forma condensed combined financial statements have been adjusted to include estimated transaction accounting adjustments, which reflect the application of the accounting required by generally accepted accounting principles in the United States, including the effects of the Merger as further described in Note 3.

2. PRELIMINARY PURCHASE PRICE ALLOCATION

The unaudited pro forma condensed combined financial statements reflect the adoption of updates to ASC 805, Business Combinations, which clarify the accounting for contract assets and liabilities assumed in a business combination.

The fair value of consideration transferred consisted of the following (in thousands, except for per share data):

Shares outstanding	22,318
Exchange ratio	3.8025
Price per share of Valley’s common stock *	$13.02
Valley common shares issued	84,863
Consideration for common stock	$1,104,915
Consideration for equity awards	12,914

Total equity consideration	$1,117,829

Cash consideration	113,374

Total purchase price consideration	$1,231,203

*	Represents the closing price per share of Valley’s common stock on March 31, 2022, the last trading date before the completion of the Merger.

The merger consideration as shown in the table above is allocated to the tangible and intangible assets acquired and liabilities assumed of Bank Leumi USA based on their preliminary estimated fair values. Assets and liabilities presented are based on preliminary estimates for intangible assets and certain financial assets and financial liabilities. The fair value assessments are preliminary and are based upon available information and certain assumptions, which Valley believes are reasonable under the circumstances. Actual results may differ materially from the assumptions within the unaudited pro forma condensed combined financial statements. Such assumptions will be finalized as soon as practicable, but not later than one year from the acquisition date.

The following table sets forth a preliminary allocation of each of the merger consideration to the fair values of the identifiable tangible and intangible assets acquired and liabilities assumed by Valley using Bank Leumi USA’s unaudited consolidated balance sheet as of March 31, 2022 (in thousands):

Merger consideration	$1,231,203
Assets
Cash and interest-bearing deposits with banks	443,588
Investment securities	1,312,555
Loans, net	5,855,533
Lease right of use assets	44,032
Other intangible assets, net	187,460
Other assets	354,312

Total assets	8,203,597

Liabilities
Deposits	7,029,996
Lease liabilities	79,781
Borrowings	103,932
Other liabilities	123,516

Total liabilities	7,337,225

Net assets acquired	860,256

Preliminary goodwill recognized	$370,947

3. PRO FORMA ADJUSTMENTS

Pro Forma Transaction Accounting Adjustments to the Condensed Combined Balance Sheet as of March 31, 2022:

A.	Adjustments to cash and interest bearing deposits with banks as follows:
		(in thousands )

	Estimated merger costs	$(140,129)
	Add: Estimated merger costs incurred over time *	140,129
	Less: Cash consideration paid	(113,374)

	Total	$(113,374)

*	Estimated one-time merger-related transaction costs are largely comprised of change in control and severance
	expense, legal and professional fees and other expenses. Estimated merger costs are expected to be recognized
	over time and are therefore excluded from the pro forma financial statements.
B.	Net adjustments to investments securities as follows:
		(in thousands )

	Adjustment to Bank Leumi USA securities classified as held-to maturity to reflect the estimated fair value	$(66,301)
	Reclassification of Bank Leumi USA mutual fund investments from other assets to investment securities	6,239

	Total	$(60,062)

C.	Net adjustments to loans as follows:
		(in thousands )

	Record fair value of interest rate and credit mark for the acquired loan portfolio	$(157,470)
	Record the gross-up for purchased credit deteriorated (PCD) loans	59,013
	Derecognize Bank Leumi USA historical net unearned loan fees	11,951

	Total	$(86,506)

D.	Net adjustments to the allowance for credit losses as follows:
		(in thousands )

	Derecognize Bank Leumi USA the historical allowance for credit losses	$60,365
	Recognize the allowance for credit losses for PCD loans	(59,013)
	Recognize the provision for credit losses for non-PCD loans	(38,004)

	Total	$(36,652)

E.	Adjustment for remeasurement of lease assets at acquisition	$(34,570)
F.	Net adjustments to goodwill as follows:
		(in thousands )

	Derecognize Bank Leumi USA historical goodwill	$(4,550)
	Recognize goodwill from the acquisition	370,947

	Total	$366,397

G.	Record fair value core deposit intangibles and intangible asset (customer relationships) (in thousands)	$187,460
H.	Net adjustments to other assets as follows:
		(in thousands )

	Recognize a reduction to deferred tax assets related to the pro forma adjustments	$10,125
	Reclassification of Bank Leumi USA mutual fund from other assets to investment securities	$(6,239)

	Total	$3,886

I.	Adjustment to reflect the estimated fair value of Bank Leumi USA time deposits	$266
J.	Adjustment to reflect the estimated fair value of Bank Leumi USA borrowings	$138
K.	Net adjustment to lease liabilities:
		(in thousands )

	Derecognize Bank Leumi USA deferred rent liabilities	$(15,740)
	Adjustment for remeasurement of Bank Leumi USA leases at acquisition	1,179

	Total	$(14,561)

L.	Net adjustments to other liabilities:	$20,055
M.	Net adjustments to stockholders’ equity as follows:
		(in thousands )

	Total pro forma purchase price consideration	$1,117,829
	Elimination of common equity	(866,614)
	Record CECL non-PCD impact to equity, net of tax	(30,534)

	Total	$220,681

Pro Forma Transaction Accounting Adjustments to the Condensed Combined Statement of Income for the three months ended March 31, 2022 and the year ended December 31, 2021:

		Three Months Ended March 31, 2022	Year Ended December 31, 2021

		(in thousands)
A.	Net adjustment to interest income for the net discount accretion on acquired loans	$6,220	$24,882
B.	Adjustment to interest and dividends on investment securities for net discount accretion and net premium amortization on acquired debt securities	1,509	(1,996)
C.	Adjustment to interest expense on deposits to reflect amortization from the fair value adjustment on time deposits.	(20)	(319)
D.	Net adjustment to interest expense on borrowings to reflect amortization from fair value adjustment on borrowings	(35)	(2,515)
E.	Adjustment to provision for credit losses related to non-PCD acquired loans and unfunded credit commitments	—	42,408
F.	Adjustment to amortization of the fair value mark on unfunded credit commitments estimated over approximately 2 years.	574	2,033
G.	Adjustment to lease expense under ASC 842	(558)	(128)
H.	Adjustment to amortization of intangible assets:
	Adjustment to amortization for acquired core deposit intangible assets using an accelerated method over approximately 10 years	$6,703	$26,479
	Adjustment to amortization for acquired other intangible asset using an accelerated method over approximately 14 years.	1,333	5,333

	Total	$8,036	$31,812

I.	Adjustment to income tax expense to record the income tax effects of pro forma adjustments that are tax-effected and other items on a blended federal and state statutory rate of 28%.	247	(12,975)
J.	Adjustments to eliminate historical weighted average shares of common stock outstanding and record shares issued by Valley calculated using the exchange ratio of 3.8025.	84,863	84,863